SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2004

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation)

0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue
Eugene, Oregon 97401
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Item 5. Other Events

On July 14, 2004, Pacific Continental Corporation (the “Company”) issued a press release announcing earnings for the quarter ended June 30, 2004.
A press release is attached as an exhibit to this Form 8-K.

(b) Exhibits.

99.Press Release dated July 14, 2004 announcing earnings for the second quarter ended June 30, 2004.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 14, 2004

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds

Michael A. Reynolds
Senior Vice President and
Chief Financial Officer

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